                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-09373

                      Oppenheimer Senior Floating Rate Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: July 31

                      Date of reporting period: 10/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
CORPORATE LOANS--91.7%
CONSUMER DISCRETIONARY--27.6%
AUTO COMPONENTS--0.8%
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 7.25%,
1/30/15(1)                                                          $    12,903,469   $    11,459,893
AUTOMOBILES--2.9%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1,
8/3/13(2)                                                                57,752,632           938,480
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
3.25%-3.56%, 12/16/13(1)                                                 46,586,248        41,636,459
                                                                                      ---------------
                                                                                           42,574,939
                                                                                      ---------------
HOTELS, RESTAURANTS & LEISURE--3.9%
BLB Wembley plc, Sr. Sec. Credit Facilities 1st Lien Term Loan,
7/18/11(2,3)                                                              7,875,682         4,764,787
BLB Wembley plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
7/25/13(2,3,4)                                                            8,000,000           540,000
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 2.495%, 5/4/13(1)                                              3,019,417         2,591,666
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 2.494%, 5/4/13(1)                                           3,997,819         3,431,460
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, Tranche 2L, 3.50%, 12/31/14(1,3)                                    7,000,000         2,870,000
Harrah's Operating Co., Inc., Sr. Sec. Credit Facilities Term
Loan:
Tranche B1, 3.282%, 1/28/15(1)                                            1,630,006         1,301,287
Tranche B2, 3.282%, 1/28/15(1)                                            4,890,018         3,902,508
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, Tranche B, 2.04%, 5/23/14(1)                                7,070,643         5,771,412
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 2.04%, 5/8/14(1)                                            3,307,563         2,699,798
MGM Mirage, Inc., Sr. Sec. Credit Facilities Term Loan, 6%,
10/3/11(1)                                                               10,457,100         9,511,064
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
2.563%, 5/5/13(1)                                                         5,913,187         4,787,215
Turtle Bay Resort, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 9/13/10(2,3,4)                                           2,207,050           640,044
Universal Orlando, Sr. Sec. Credit Facilities Term Loan, 4.25%,
11/15/14(1)                                                               1,800,000         1,806,750
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 5.79%, 5/25/13(1)                                       1,200,212         1,115,597
Tranche B, 5.79%, 5/25/13(1)                                              2,535,667         2,356,903
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 5.79%, 5/25/11(1)                                          10,097,453         9,385,582
                                                                                      ---------------
                                                                                           57,476,073
                                                                                      ---------------
HOUSEHOLD DURABLES--0.4%
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 3/5/15(2,3,4,5)                                                3,919,002         1,244,283


                    1 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
HOUSEHOLD DURABLES CONTINUED
Springs Window Fashions Division, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 3.063%, 12/30/12(1)                $     4,355,400   $     3,903,527
                                                                                      ---------------
                                                                                            5,147,810
                                                                                      ---------------
MEDIA--18.3%
AMC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 1.744%, 1/28/13(1)                                             3,000,000         2,840,625
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 2.533%, 5/15/14(1)                                        6,603,468         4,688,462
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.43%, 5/15/13(1,3,5,7)                                       16,429,722         5,339,660
American Media Operations, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.50%-10%, 1/30/13(1)                               7,989,685         7,255,632
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities
Term Loan, 7.50%, 7/3/14(1,3)                                             6,982,323         6,886,316
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities
Term Loan, 2.74%, 7/4/14(1)                                               2,493,639         2,169,466
Cequel Communications LLC, Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 4.788%, 5/5/14(1)                                             16,950,000        16,602,525
Charter Communications Operation LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, 6.164%, 3/5/14(1)                         14,990,742        13,668,349
Charter Communications Operation LLC, Sr. Sec. Credit
Facilities 3rd Lien Term Loan, 6.658%, 9/1/14(1)                         19,250,000        16,660,875
Charter Communications, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche T2 Add-On, 9.123%, 3/6/14(1)                               10,909,810        11,054,954
Cinram International, Inc., Sr. Sec. Credit Facilities Term
Loan, 2.254%-2.479%, 5/6/11(1)                                           19,698,053        15,610,707
Citadel Broadcasting Corp., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 2.04%, 6/12/14(1)                                       10,000,000         6,887,500
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 7.131%-7.50%, 7/14/15(1)                                12,206,876        11,154,034
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan,
3.75%-3.79%, 12/31/14(1)                                                  9,412,847         8,112,698
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 2.73%, 8/5/12(1)                                    9,238,186         8,094,961
ION Media Networks, Inc., Sr. Sec. Credit Facilities Term Loan,
Debtor in Possession, 0.50%-15%, 2/28/10(1,3)                             2,970,732         3,000,439
Live Nation, Inc./SFX Entertainment, Inc., Sr. Sec. Credit
Facilities Term Loan, 3.50%-3.54%, 6/21/13(1,3)                           6,117,589         5,658,769
Mediacom Communications Corp./MCC Iowa LLC, Sr. Sec. Credit
Facilities Term Loan, Tranche E, 6.50%, 1/3/16(1)                         5,530,000         5,566,294
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
7.841%-13.91%, 11/15/13(1,5)                                             28,278,250        16,330,689
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities
Term Loan:
Tranche B Add-On, 20.219%, 4/8/12(1)                                      8,287,500         4,769,456
Tranche B, 20.219%, 4/8/12(1)                                            20,244,177        11,650,524


                    2 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
MEDIA CONTINUED
Paxson Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
1/15/12(2)                                                          $    22,364,810   $     5,665,744
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 2.531%-2.622%, 2/1/13(1)                                           24,687,821        16,952,311
Philadelphia Newspapers, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 2.75%, 6/29/13(1)                                        2,444,102           562,143
San Juan Cable & Construction, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 2.04%, 10/31/12(1,3)                           6,853,933         6,408,428
Sinclair Broadcast Group, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 4.50%, 10/16/15(1)                             3,000,000         3,007,500
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 8%, 9/28/14(1)                                                 1,611,645         1,466,597
Tranche B, 8%, 9/28/14(1,5)                                               1,074,430           977,731
TWCC Holding Corp., Sr. Sec. Credit Facilities Term Loan,
7.151%, 9/14/15(1)                                                        5,000,000         5,082,815
Tribune Increment Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6/4/14(2)                                                      4,962,375         2,241,931
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 2.533%, 9/29/14(1)                                        8,566,761         6,926,835
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan,
11/3/12(2)                                                               35,499,313        23,163,303
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term Loan,
Tranche B, 7.50%, 6/18/15(1)                                              8,045,000         8,004,775
Zuffa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
2.313%, 6/18/15(1)                                                        5,531,949         4,992,584
                                                                                      ---------------
                                                                                          269,455,632
                                                                                      ---------------
MULTILINE RETAIL--0.7%
General Growth Properties, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche A, 2/24/10(2)                                         12,402,011        10,222,358
SPECIALTY RETAIL--0.5%
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit
Facilities Term Loan, 2.50%-7.16%, 5/28/13(1)                             7,856,531         7,212,296
TEXTILES, APPAREL & LUXURY GOODS--0.1%
Hanesbrands, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 3.994%, 3/5/14(1)                                                   2,000,000         1,937,500
CONSUMER STAPLES--2.6%
FOOD & STAPLES RETAILING--0.5%
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche 4 Add-on, 6.50%, 6/10/15(1)                                       1,200,000         1,244,000
Tranche T2, 2%, 6/4/14(1)                                                   748,101           703,214
Tranche T4, 9.50%, 6/4/15(1)                                              4,800,000         4,976,002
                                                                                      ---------------
                                                                                            6,923,216
                                                                                      ---------------


                    3 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
FOOD PRODUCTS--1.7%
Dole Food Co., Inc., Sr. Sec. Credit Facilities Prefunded
Letter of Credit Term Loan, 8%, 4/12/13(1)                          $       925,299   $       936,287
Dole Food Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 8%, 4/12/13(1)                                                 1,840,213         1,862,065
Tranche C, 8%, 4/12/13(1)                                                 9,455,897         9,568,186
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 2.996%, 4/2/14(1)                                       13,346,028        12,528,583
                                                                                      ---------------
                                                                                           24,895,121
                                                                                      ---------------
PERSONAL PRODUCTS--0.4%
Levlad Natural Products Group LLC, Sr. Sec. Credit Facilities
Term Loan, 3/8/14(2)                                                     27,614,893         5,937,202
ENERGY--4.7%
ENERGY EQUIPMENT & SERVICES--2.0%
Antero Resources Corp., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 4.75%, 4/10/14(1)                                             15,000,000        13,312,500
Global Geophysical Services, Inc., Sr. Sec. Credit Facilities
Term Loan, 5.033%, 12/10/14(1)                                           12,339,167        10,549,988
Precision Drilling Trust, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.123%, 9/23/14(1,3)                                           5,355,449         5,382,226
                                                                                      ---------------
                                                                                           29,244,714
                                                                                      ---------------
OIL, GAS & CONSUMABLE FUELS--2.7%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 8.50%, 7/15/14(1)                                            11,688,571        11,413,060
Tranche B2, 9%, 1/15/11(1)                                                1,814,788         1,772,011
Atlas Pipeline, Sr. Sec. Credit Facilities Term Loan, Tranche
B, 6.75%, 7/27/14(1)                                                     13,433,929        13,215,626
Venoco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
4.25%, 5/7/14(1)                                                         15,200,000        13,699,000
                                                                                      ---------------
                                                                                           40,099,697
                                                                                      ---------------
FINANCIALS--1.4%
CAPITAL MARKETS--0.8%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan,
3.281%-3.282%, 11/1/14(1)                                                13,858,257        12,001,251
INSURANCE--0.6%
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 2.531%, 4/3/14(1)                                        10,541,770         8,960,505
HEALTH CARE--10.7%
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
CCS Medical Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 9/30/12(2,3)                                                  17,860,868         9,049,513
CCS Medical Holdings, Inc., Sr. Sec. Credit Facilities Term
Loan, Debtor in Possession, 11%, 11/13/09(1,3)                              520,774           520,774
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 2.243%-2.254%, 4/30/13(1)                                      2,873,630         2,694,543


                    4 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Carestream Health, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 5.493%, 9/26/13(1)                                       $     5,000,000   $     4,265,625
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.243%-3.283%, 10/31/14(1)                                     9,825,000         9,493,405
                                                                                      ---------------
                                                                                           26,023,860
                                                                                      ---------------
HEALTH CARE PROVIDERS & SERVICES--8.5%
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche MMM, 5.50%, 8/22/11(1,3)                                          3,681,141         3,607,519
Tranche NAMM, 5.50%, 8/22/11(1,3)                                         1,532,251         1,501,606
Tranche PHMC, 5.50%, 8/22/11(1,3)                                         3,016,780         2,975,299
Capella Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 5.671%, 3/2/15(1,3)                                            6,304,000         6,193,680
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 2.493%-2.622%, 7/2/14(1)                                11,374,160        10,621,339
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term
Loan, Delayed Draw, 2.493%, 7/2/14(1)                                       580,258           541,853
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.75%, 8/10/12(1,3)                                                 6,782,725         6,104,453
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
2.533%, 11/18/13(1)                                                      12,283,853        11,464,078
HEALTHSOUTH Corp., Extended Sr. Sec. Credit Facilities Term
Loan, 4.04%-4.05%, 3/15/14(1)                                             4,077,766         3,945,239
HEALTHSOUTH Corp., Sr. Sec. Credit Facilities Term Loan,
2.54%-2.55%, 3/10/13(1)                                                   4,954,499         4,731,546
HVHC, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
2.54%, 8/1/13(1,3)                                                        2,353,099         2,258,975
Health Management Associates, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 2.033%, 2/28/14(1)                                  5,729,602         5,329,325
Healthways, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
B, 1.783%, 11/15/13(1,3)                                                  8,558,000         8,033,823
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
B, 2.743%-2.745%, 10/18/14(1)                                            11,785,110        11,068,186
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.75%, 4/15/13(1)                                              2,974,884         2,817,216
Tranche C, 2.75%, 4/12/13(1)                                              5,910,213         5,596,972
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 2.283%, 3/31/13(1)                             8,416,250         8,032,258
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 4.283%, 3/31/14(1,3)                                      1,000,000           957,500
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit
Term Loan, 3.78%, 3/4/11(1,3)                                               547,642           544,904
Rural/Metro Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.745%, 3/4/11(1,3)                                            3,657,302         3,639,015
SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 11.589%, 12/10/10(1,3)                                         9,809,915         7,063,139
Triumph HealthCare LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 3.243%-3.244%, 7/28/13(1,3)                                   10,185,327         9,497,818


                    5 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 3.25%, 10/30/14(1)                                       $     2,813,559   $     2,822,571
Tranche B1, 3.50%, 4/30/15(1)                                             4,501,695         4,516,114
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, Tranche DD, 3.25%, 4/30/15(1)                                 984,746           987,900
                                                                                      ---------------
                                                                                          124,852,328
                                                                                      ---------------
PHARMACEUTICALS--0.5%
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2.493%, 4/10/14(1)                                             4,725,827         4,120,921
Royalty Pharma, Sr. Sec. Credit Facilities Term Loan, Tranche
B, 2.533%, 4/16/13(1)                                                     3,208,919         3,130,033
                                                                                      ---------------
                                                                                            7,250,954
                                                                                      ---------------
INDUSTRIALS--19.5%
AEROSPACE & DEFENSE--4.6%
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche
B, 3.246%-3.292%, 9/30/13(1)                                              9,732,580         9,067,523
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 6.072%, 2/21/13(1)                                        8,207,882         6,422,667
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.75%, 9/16/13(1)                                                   8,250,000         8,289,188
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities Letter of
Credit Term Loan, 2%, 3/26/14(1)                                            160,335           127,466
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2%, 3/26/14(1)                                                 2,709,665         2,154,184
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 8.893%, 12/30/12(1,3,5)                                  20,004,921        16,820,798
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 8.558%, 6/30/13(1,3,5)                                    8,597,953         3,998,048
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan,
2.313%, 2/3/14(1)                                                        26,356,518        20,774,577
                                                                                      ---------------
                                                                                           67,654,451
                                                                                      ---------------
AIR FREIGHT & LOGISTICS--1.2%
Evergreen International Aviation, Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, 11.836%, 10/31/11(1)                      22,552,688        17,929,387
BUILDING PRODUCTS--0.2%
Champion Opco LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.685%, 5/11/13(1,3)                                                2,193,750         1,376,578
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 2/6/11(2,4)                                                    3,942,354           965,877
United Subcontractors, Sr. Sec. Credit Facilities Term Loan,
6/30/15(2,3)                                                                930,225           837,203
                                                                                      ---------------
                                                                                            3,179,658
                                                                                      ---------------
COMMERCIAL SERVICES & SUPPLIES--8.2%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 6.658%, 1/29/15(1)                                       7,945,941         8,055,197
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.244%-3.246%, 7/2/14(1)                                      11,014,999        10,474,956


                    6 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
Avis Car Rental, Sr. Sec. Credit Facilities Term Loan, 4.04%,
4/19/12(1)                                                          $    11,187,101   $    10,556,081
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.397%, 5/21/15(1)                                             8,386,307         8,391,548
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-2, 3.033%-3.036%, 9/24/14(1)                                    9,311,148         8,006,945
Tranche B-3, 3.033%-3.036%, 9/24/14(1)                                    2,419,910         2,077,531

Hertz Corp., Sr. Sec. Credit Facilities Letter of Credit Term
Loan, 2.018%, 12/21/12(1)                                                   308,868           288,964
Hertz Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
2%-2.04%, 12/21/12(1)                                                     1,682,686         1,574,248
Language Line Holdings LLC, Sr. Sec. Credit Facilities Term
Loan, 3.50%, 10/29/15(1)                                                  8,400,000         8,405,250
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 7.125%, 6/22/13(1,3)                                           8,942,841         5,723,419
New Holdings I LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2.743%-2.744%, 5/18/14(1)                                      8,446,185         7,913,016
Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche A, 8/16/09(2,5)                                        7,341,764             9,214
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities Term Loan,
3.243%-3.372%, 7/1/14(1)                                                    994,924           883,616
Sabre Holdings Corp., Sr. Sec. Credit Facilities Term Loan,
2.493%-2.494%, 9/30/14(1)                                                 8,150,000         7,075,218
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Tranche
C, 10.50%, 8/23/13(1,3)                                                     997,500         1,014,125
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, Tranche T1, 2.754%-2.781%, 8/23/13(1)                               5,984,694         5,456,760
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 3.292%, 2/21/15(1)                                 12,327,312        11,489,055
West Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 2.619%-2.619%, 10/24/13(1)                                    6,021,093         5,542,415
Tranche B4, 4.119%-4.119%, 7/15/16(1)                                     6,934,871         6,534,382
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 8.99%, 10/17/10(1,3,5)                             14,460,197        10,772,847
                                                                                      ---------------
                                                                                          120,244,787
                                                                                      ---------------
ELECTRICAL EQUIPMENT--0.4%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 1.996%, 11/29/13(1)                                      8,029,216         6,546,043
INDUSTRIAL CONGLOMERATES--2.0%
Hillman Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.91%, 3/31/12(1,3)                                           11,338,796        11,267,928
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan,
8.63%, 10/1/13(1)                                                        25,778,037        17,657,955
                                                                                      ---------------
                                                                                           28,925,883
                                                                                      ---------------
MACHINERY--1.9%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 2.243%, 5/31/14(1,3)                                                3,654,645         2,846,055


                    7 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
MACHINERY CONTINUED
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities Term
Loan, Tranche B, 7.50%, 8/21/14(1)                                  $     8,452,419   $     8,336,198
Rexnord (RBS Global), Sr. Sec. Credit Facilities Term Loan,
Tranche B1, 2.75%-2.813%, 7/19/13(1)                                      6,317,056         6,085,429
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 2.50%, 7/2/14(1)                                              11,491,863         9,301,227
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term
Loan, Delayed Draw, 2.50%, 7/2/14(1)                                      1,350,399         1,092,979
                                                                                      ---------------
                                                                                           27,661,888
                                                                                      ---------------
ROAD & RAIL--1.0%
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term
Loan, 4.254%-4.284%, 10/12/14(1)                                         17,740,755        13,970,843
INFORMATION TECHNOLOGY--5.6%
IT SERVICES--2.7%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
3.50%-3.54%, 12/20/12(1)                                                  8,580,631         7,636,762
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 2.63%,
5/17/13(1)                                                               19,939,216        17,995,142
SunGard Data Systems, Inc., Extended Sr. Sec. Credit Facilities
Term Loan, Tranche B, 3.625%-4.089%, 2/28/16(1)                          14,651,614        14,256,548
                                                                                      ---------------
                                                                                           39,888,452
                                                                                      ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
Flextronics International Ltd., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 2.54%, 10/1/12(1)                                        5,969,543         5,668,081
Flextronics International Ltd., Sr. Sec. Credit Facilities Term
Loan, Delayed Draw:
Tranche A1, 2.534%, 10/1/14(1)                                              860,724           798,590
Tranche A2, 2.493%, 10/1/14(1)                                              445,437           413,283
Tranche A3, 2.493%, 10/1/14(1)                                              519,677           482,163
Flextronics International Ltd., Sr. Sec. Credit Facilities Term
Loan, 2.494%-2.54%, 10/1/14(1)                                            2,995,318         2,844,054
                                                                                      ---------------
                                                                                           10,206,171
                                                                                      ---------------
SOFTWARE--2.2%
Allen Systems Group, Inc., Sr. Sec. Credit Facilities Term
Loan, 8.384%, 10/19/13(1)                                                 4,800,000         4,797,998
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
2.283%, 5/9/14(1)                                                        11,223,624        10,592,295
Nuance Communications, Inc., Sr. Sec. Credit Facilities
Incremental Term Loan, Tranche B2, 2.25%, 3/31/13(1)                      2,639,559         2,531,503
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.50%, 5/9/14(1)                                              16,510,736        15,107,323
                                                                                      ---------------
                                                                                           33,029,119
                                                                                      ---------------


                    8 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
MATERIALS--7.6%
CHEMICALS--3.6%
Ashland, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.545%, 5/13/14(1)                                                  $       908,488   $       924,765
Brenntag AG, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
4.245%, 6/30/15(1)                                                        1,000,000           947,500
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities
Term Loan:
Tranche C-1, 2.563%, 5/5/13(1)                                            5,559,938         4,420,150
Tranche C-2, 2.563%, 5/5/13(1)                                            1,132,827           900,598
Tranche C-4, 2.75%, 5/5/13(1)                                             6,261,807         4,962,482
Tranche C-5, 2.563%, 5/3/13(1,3)                                          1,466,250         1,154,672
Huntsman International LLC, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 1.994%, 8/16/12(1)                                       9,284,320         8,501,596
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan,
Debtor in Possession, 1.50%-13%, 2/3/10(1)                                5,000,000         5,213,749
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan,
Roll-Up Debtor in Possession, Tranche T1, 3.69%, 12/15/09(1)              6,495,071         6,175,727
Momentive Performance, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 2.50%, 12/4/13(1)                                        8,877,179         7,431,469
Nalco Co., Sr. Sec. Credit Facilities Term Loan, 6.411%,
5/5/16(1)                                                                 3,980,000         4,054,625
Solutia, Inc., Sr. Sec. Credit Facilities Term Loan, 7.151%,
1/23/15(1)                                                                4,937,366         5,022,886
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan, Tranche
B, 3.243%, 10/10/14(1)                                                    3,980,187         3,634,408
                                                                                      ---------------
                                                                                           53,344,627
                                                                                      ---------------
CONTAINERS & PACKAGING--1.7%
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 5.75%, 9/28/14(1)                                             14,000,000        11,631,662
Consolidated Container Co., Sr. Sec. Credit Facilities
Property, Plant & Equipment Term Loan, 2.50%, 3/23/14(1)                  3,825,761         3,561,145
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.50%-2.563%, 10/18/11(1)                                      2,173,597         2,126,388
Tranche C, 6.75%, 4/5/14(1)                                               6,784,508         6,801,470
                                                                                      ---------------
                                                                                           24,120,665
                                                                                      ---------------
METALS & MINING--1.3%
Aleris International, Inc., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 5.271%, 6/30/10(1,5)                                           3,963,849         1,882,828
Aleris International, Inc., Sr. Sec. Credit Facilities Term
Loan, 12/19/13(2,3)                                                       1,890,661           122,893
Aleris International, Inc., Sr. Sec. Credit Facilities Term
Loan, Debtor in Possession, %-13%, 6/30/10(1)                            15,076,735        15,368,848
Aleris International, Inc., Sr. Sec. Credit Facilities Term
Loan, German C-1, 4.192%, 12/19/13(1,3)                                   2,628,999         1,822,772
                                                                                      ---------------
                                                                                           19,197,341
                                                                                      ---------------


                    9 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
PAPER & FOREST PRODUCTS--1.0%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc.,
Sr. Sec. Credit Facilities Term Loan, Tranche B, 3/31/09(2)         $    11,544,068   $     9,600,820
Boise Paper Holdings LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche A, 3.25%, 2/22/13(1,3)                                 3,483,229         3,483,229
Georgia-Pacific Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 2.283%-2.464%, 12/21/12(1)                                    1,436,762         1,386,870
Tranche C, 3.533%-3.714%, 12/23/14(1)                                       320,607           319,083
                                                                                      ---------------
                                                                                           14,790,002
                                                                                      ---------------
TELECOMMUNICATION SERVICES--6.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.1%
FairPoint Communications, Inc., Sr. Sec. Credit Facilities Term
Loan:
Tranche A, 3/31/14(2)                                                     3,932,600         3,218,176
Tranche B, 3/31/15(2)                                                     5,857,873         4,772,339
Hawaiian Telcom Communications, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche C, 4.031%, 6/1/14(1,5)                     13,178,948         9,488,843
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B1, 2.493%-2.533%, 5/31/14(1)                              28,072,005        24,001,564
ITC DeltaCom Communications, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 4.283%, 7/12/13(1)                                 22,025,378        18,930,813
                                                                                      ---------------
                                                                                           60,411,735
                                                                                      ---------------
WIRELESS TELECOMMUNICATION SERVICES--2.0%
Clearwire Corp., Sr. Sec. Credit Facilities Term Loan, Tranche
B, 6%, 5/28/11(1)                                                         3,226,131         3,207,984
Clearwire Corp., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, Tranche DD, 6%, 5/28/11(1)                                          2,318,369         2,305,328
Crown Castle, Sr. Sec. Credit Facilities Term Loan, Tranche B,
1.783%, 3/6/14(1)                                                         3,482,143         3,352,531
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2.50%-2.75%, 11/4/13(1)                                        5,979,461         5,632,838
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Tranche
B, 3.25%, 10/23/14(1)                                                    13,420,112        12,910,564
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, Tranche B, 3.25%, 10/23/14(1)                                       1,553,567         1,494,580
                                                                                      ---------------
                                                                                           28,903,825
                                                                                      ---------------
UTILITIES--5.9%
ELECTRIC UTILITIES--5.9%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%,
6/24/14(1)                                                                7,300,000         6,862,000
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan,
5.533%, 1/16/15(1)                                                       14,410,377        11,816,509
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2.993%-3.033%, 6/28/13(1)                                     14,605,924        13,498,313
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 3.533%, 3/8/13(1)                                                  12,303,954        11,350,398
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd
Lien Term Loan, 3.783%, 8/16/13(1)                                       11,000,000         7,947,500


                   10 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                       PRINCIPAL
                                                                         AMOUNT            VALUE
                                                                    ---------------   ---------------
ELECTRIC UTILITIES CONTINUED
Liberty Electric Power LLC, Sr. Sec. Credit Facilities Term
Loan, 3.283%, 10/30/14(1)                                           $    14,494,995   $    13,607,177
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
5.454%, 2/15/15(1,5)                                                      6,235,184         4,229,531
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC,
Sr. Sec. Credit Facilities Term Loan, 4.531%, 6/24/11(1)                  1,720,798         1,694,986
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter
of Credit Term Loan, 4.531%, 6/24/11(1)                                     155,395           153,064
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term
Loan, 4.531%, 6/24/11(1)                                                    771,596           760,022
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit
Facilities Term Loan:
Tranche B1, 3.744%-3.783%, 10/10/14(1)                                    3,680,968         2,869,620
Tranche B3, 3.744%-3.783%, 10/10/14(1)                                   11,749,538         9,047,144
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit
Facilities Term Loan, Delayed Draw, 3.744%, 10/10/14(1)                   3,250,000         2,493,020
                                                                                      ---------------
                                                                                           86,329,284
                                                                                      ---------------
Total Corporate Loans (Cost $1,526,638,565)                                             1,348,009,510
                                                                                      ---------------
LOAN PARTICIPATIONS--0.9%
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC,
Sr. Sec. Credit Facilities Term Loan, 4.531%, 6/24/11(1)                  7,501,658         7,389,133
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter
of Credit Term Loan, 4.531%, 6/24/11(1)                                     991,544           976,671
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term
Loan, 4.531%, 6/24/11(1,3)                                                3,363,702         3,313,246
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit
Term Loan, 3.78%, 3/4/11(1,3)                                             1,647,059         1,638,824
                                                                                      ---------------
Total Loan Participations (Cost $13,464,781)                                               13,317,874
                                                                                      ---------------
CORPORATE BONDS AND NOTES--1.5%
Berry Plastics Corp., 5.034% Sr. Sec. Nts., 2/15/15(1)                   12,000,000        11,100,000
Cognis GmbH, 2.299% Sr. Sec. Bonds, 9/15/13(1,6)                          1,450,000         1,261,500
LightPoint CLO Ltd. VII, 0.133% Collateralized Loan Obligations
Sub. Deferrable Nts., Series 2007-7A, Cl. D, 5/15/21(1,3)                 4,615,061         1,846,024
Wellman, Inc., 5% Cv. Nts., 1/30/19(3,5)                                  3,461,794         2,165,448
Western Refining, Inc., 10.75% Sr. Sec. Nts., 6/15/14(1,6)                6,080,000         5,654,400
                                                                                      ---------------
Total Corporate Bonds and Notes (Cost $38,066,687)                                         22,027,372
                                                                                      ---------------

                                                                         SHARES
                                                                    ---------------
PREFERRED STOCKS--0.0%
Alpha Media Group, Inc., Preferred(3,4,7) (Cost $0)                           1,145                --
COMMON STOCKS--0.1%
Alpha Media Group, Inc. (3,4,7)                                               8,587                --
Sleep Innovations, Inc., Cl. 2 (3,4)                                         28,602                --
Sleep Innovations, Inc., Cl. 4 (3,4)                                          4,275                --


                   11 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED


                                                                         SHARES            VALUE
                                                                    ---------------   ---------------
Star Tribune Holdings Corp. (4)                                              39,111   $       625,776
United Subcontractors, Inc. (3,4)                                            39,690           754,103
Wellman, Inc. (3,4)                                                           3,371                --
                                                                                      ---------------
Total Common Stocks (Cost $5,757,209)                                                       1,379,879
                                                                                      ---------------
INVESTMENT COMPANY--10.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.26%(7,8)
(Cost $151,173,817)                                                     151,173,817       151,173,817
TOTAL INVESTMENTS, AT VALUE (COST $1,735,101,059)                             104.5%    1,535,908,452
LIABILITIES IN EXCESS OF OTHER ASSETS                                          (4.5)      (66,529,734)
                                                                    ---------------   ---------------
Net Assets                                                                    100.0%  $ 1,469,378,718
                                                                    ===============   ===============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Issue is in default. See accompanying Notes.

(3.) Illiquid security. The aggregate value of illiquid securities as of October
     31, 2009 was $175,641,182, which represents 11.95% of the Fund's net assets. See accompanying Notes.

(4.) Non-income producing security.

(5.) Interest or dividend is paid-in-kind, when applicable.

(6.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,915,900 or 0.47% of the Fund's net assets as of October 31, 2009.

(7.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES/                                         SHARES/
                                                     PRINCIPAL AMOUNT      GROSS         GROSS      PRINCIPAL AMOUNT
                                                      JULY 31, 2009      ADDITIONS     REDUCTIONS   OCTOBER 31, 2009
                                                     ----------------   -----------   -----------   ----------------
Alpha Media Group, Inc.                                          --           8,587            --           8,587
Alpha Media Group, Inc., Preferred                               --           1,145            --           1,145
Alpha Media Group, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 5.43%, 5/15/13                  --      16,429,722            --      16,429,722
Oppenheimer Institutional Money Market Fund, Cl. E      125,564,811     389,659,640   364,050,634     151,173,817

                                                         VALUE         INCOME
                                                     ------------   ------------
Alpha Media Group, Inc.                              $         --     $     --
Alpha Media Group, Inc., Preferred                             --           --
Alpha Media Group, Inc., Sr. Sec. Credit
Facilities Term Loan, Tranche B, 5.43%, 5/15/13         5,339,660      265,343
Oppenheimer Institutional Money Market Fund, Cl. E    151,173,817       67,784
                                                     ------------     --------
                                                     $156,513,477     $333,127
                                                     ============     ========

(8.) Rate shown is the 7-day yield as of October 31, 2009.


                   12 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of October 31, 2009 based on valuation input level:

                                                 LEVEL 2--
                                 LEVEL 1--         OTHER         LEVEL 3--
                                UNADJUSTED      SIGNIFICANT     SIGNIFICANT
                                  QUOTED        OBSERVABLE      UNOBSERVABLE
                                  PRICES          INPUTS           INPUTS            VALUE
                               ------------   --------------   --------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Corporate Loans                $         --   $1,347,488,736     $  520,774     $1,348,009,510
Loan Participations                      --       13,317,874             --         13,317,874
Corporate Bonds and Notes                --       19,861,924      2,165,448         22,027,372
Preferred Stocks                         --               --             --               --
Common Stocks                            --        1,379,879             --          1,379,879
Investment Company              151,173,817               --             --        151,173,817
                               ------------   --------------     ----------     --------------
Total Investments, at value    $151,173,817   $1,382,048,413     $2,686,222     $1,535,908,452
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value              --          492,765             --            492,765
                               ------------   --------------     ----------     --------------
TOTAL ASSETS                   $151,173,817   $1,382,541,178     $2,686,222     $1,536,401,217
                               ------------   --------------     ----------     --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

CREDIT DEFAULT SWAP CONTRACTS AS OF OCTOBER 31, 2009 ARE AS FOLLOWS:

                                                        PAY/                                  UPFRONT
                                 BUY/SELL   NOTIONAL  RECEIVE                                 PAYMENT
REFERENCE ENTITY/                 CREDIT     AMOUNT    FIXED                                 RECEIVED/              UNREALIZED
SWAP COUNTERPARTY               PROTECTION   (000'S)    RATE        TERMINATION DATE           (PAID)      VALUE   DEPRECIATION
------------------              ----------  --------  -------  --------------------------  -----------   --------  ------------
LIQUID CREDIT DERIVATIVE INDEX
NORTH AMERICA, SERIES 12:
   Credit Suisse International         Buy   $10,230     5%                       6/20/14  $  (766,682)  $159,424   $  607,258
   Credit Suisse International         Buy    11,160     5                        6/20/14     (798,870)   173,917      624,953
   Morgan Stanley Capital
      Services, Inc.                   Buy    10,230     5                        6/20/14     (737,412)   159,424      577,988
                                            --------                                       -----------   --------   ----------
                                     Total    31,620                                        (2,302,964)   492,765    1,810,199
                                                                                           -----------   --------   ----------
                                                                         Grand Total Buys   (2,302,964)   492,765    1,810,199
                                                                        Grand Total Sells           --         --           --
                                                                                           -----------   --------   ----------
                                                               Total Credit Default Swaps  $(2,302,964)  $492,765   $1,810,199
                                                                                           ===========   ========   ==========


                   13 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF OCTOBER 31, 2009 IS AS FOLLOWS:

                                                                          NOTIONAL
                                                                           AMOUNT
SWAP COUNTERPARTY                       SWAP TYPE FROM FUND PERSPECTIVE    (000'S)                   VALUE
-------------------------------------   -------------------------------   --------                 --------
Credit Suisse International             Credit Default Buy Protection      $21,390                 $333,341
Morgan Stanley Capital Services, Inc.   Credit Default Buy Protection       10,230                  159,424
                                                                                                   --------
                                                                                     Total Swaps   $492,765
                                                                                                   ========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair


                   14 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

As of October 31, 2009, securities with an aggregate market value of $1,361,327,384, representing 92.65% of the Fund's net assets were comprised of Senior Loans, of which $170,875,607 representing 11.63% of the Fund's net assets, were illiquid.

SECURITY CREDIT RISK. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund's investments in senior loans are subject to risk of default. Information concerning securities in default as of October 31, 2009 were as follows:

Cost                                $189,923,499
Market Value                        $ 83,934,167
Market Value as a % of Net Assets           5.71%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company,


                   15 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.


                   16 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of October 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $492,765, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $492,765 as of October 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the


                   17 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

     buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

ILLIQUID SECURITIES

As of October 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

LOAN COMMITMENTS

Pursuant to the terms of certain credit agreements, the Fund can have unfunded loan commitments. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitments. Commitments of $9,022,991 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,745,265,025
Federal tax cost of other investments        2,302,964
                                        --------------
Total federal tax cost                  $1,747,567,989
                                        ==============
Gross unrealized appreciation           $   42,445,029
Gross unrealized depreciation             (253,611,801)
                                        --------------
Net unrealized depreciation             $ (211,166,772)
                                        ==============


                   18 | OPPENHEIMER SENIOR FLOATING RATE FUND

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 12/10/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 12/10/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 12/10/2009